Employee Postretirement Benefits (Components of Net Periodic Benefit Cost) (Details) - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Defined Benefit Pension Plans
Service cost		$ 11	$ 11	$ 14
Interest cost		114	120	89
Expected return on plan assets(a)	[1]	(123)	(127)	(121)
Recognized net actuarial (gain) loss		40	39	34
Settlements and curtailments		(2)	(35)	(52)
Other		0	0	0
Net periodic benefit cost		44	78	68
Other Postretirement Benefit Plans
Service cost		4	4	7
Interest cost		28	30	21
Expected return on plan assets(a)	[1]	0	0	0
Recognized net actuarial (gain) loss		0	(3)	1
Settlements and curtailments		0	0	0
Other		0	1	(1)
Net periodic benefit cost		$ 32	$ 32	$ 28

[1]	The expected return on plan assets is determined by multiplying the fair value of plan assets at the remeasurement date, typically the prior year-end adjusted for estimated current year cash benefit payments and contributions, by the expected long-term rate of return.